Events After the Reporting Date	12 Months Ended
Dec. 31, 2018
Disclosure of non-adjusting events after reporting period [abstract]
Events After the Reporting Date

32.	Events after the reporting date

On 8 January 2019, Biofrontera announced that the US Food and Drug Administration (FDA) and previously also the European Medicines Agency (EMA) had approved an increase in the batch size for the production of Ameluz® from the previous 7 kg to 35 kg.

On 20 March 2019, Biofrontera announced positive preliminary results for the primary endpoint of the Phase III clinical trial on the safety and efficacy of conventional photodynamic therapy (PDT) with Ameluz® and the BF-RhodoLED® lamp for the treatment of actinic keratoses (AK) on the extremities or trunk/neck. The preliminary results of the primary endpoint of the trial demonstrate the superiority of Ameluz® with an average lesion healing rate of 86% compared to 33% for placebo (p>0.0001). These results are expected to form the basis for applications to the European Medicines Agency (EMA) and the US Food and Drug Administration (FDA) for an extension of Biofrontera’s regulatory filings during the third quarter of 2019.

EIB loan

On 4 February 2019, Biofrontera drew down another tranche of EUR 5.0 million from the EIB loan. Originally, the loan was available in tranches within a two-year period until July 2019. At the beginning of 2019, it has been extended for another year, which makes the last tranche available until May 2020.

Research cooperation with Maruho

On 19 March 2019, the company signed an agreement to continue its research collaboration with Maruho Co., Ltd., Osaka, Japan (“Maruho”) in the field of branded generics. In the new project phase, Biofrontera will prepare the formulation of one of four compounds in Biofrontera’s nanoemulsion for clinical trials that were jointly investigated in an earlier project phase (Phase 1).

In addition, on 19 March 2019, the company signed a non-binding key term sheet on a collaboration to research and develop further indications of Ameluz® for the treatment of moderate to severe acne, as well as the negotiation of Maruho’s license to market Ameluz® in parts of Asia and Oceania.

Changes in the composition of the Supervisory Board

By order of the Cologne District Court dated 22 March 2019, Mr. Hansjörg Plaggemars was dismissed as a member of the Supervisory Board of Biofrontera AG pursuant to Section 103 (3) of the German Stock Corporation Act (AktG) for good cause. The ruling was issued on 22 March 2019 and came to the company’s attention on 26 March 2019. The ruling regarding the removal from office is effective immediately. However, an appeal may be lodged within one month, which has been done. In the event of a successful appeal, Mr. Plaggemars would reassume his position as a member of the Supervisory Board.

Acquisition of Cutanea Life Sciences, Inc.

On 25 March 2019, Biofrontera Inc., through its wholly owned subsidiary Biofrontera Newderm LLC, U.S. (“Biofrontera”), which was founded on 20 March 2019, entered into an agreement with Maruho for the acquisition of all shares in Cutanea Life Sciences, Inc., U.S. (“Cutanea”). Cutanea has been marketing AKTIPAK®, a prescription gel for the treatment of acne, as well as XepiTM, a prescription cream for the treatment of impetigo, since November 2018. The objective of the acquisition of Cutanea by Biofrontera is to effectively exploit the sales potential of AKTIPAK® and XepiTM in the U.S. in order to strengthen Biofrontera’s U.S. market presence. Biofrontera acquired Cutanea for an initial purchase price of USD 1.00. Maruho will provide up to USD 7.3 million in start-up financing for Cutanea as operated by Biofrontera (start-up costs). A purchase price equal to the start-up costs actually incurred must be paid to Maruho by 2023. The profits from the sale of Cutanea products will be shared initially at 75% to Maruho and 25% to Biofrontera until the start-up costs are repaid and then subsequently equally between Maruho and Biofrontera until 2030. Maruho will also indemnify Biofrontera and Cutanea against all liabilities relating to or resulting from the period prior to the transaction.

Publication of voluntary tender offer by Maruho Deutschland GmbH

On 1 April 2019, Maruho Deutschland GmbH, a 100% subsidiary of Maruho Co., Ltd., has published a notification pursuant to German law that it intends to make a voluntary public tender offer to the shareholders of Biofrontera AG, by way of a voluntary public tender offer in the form of a partial offer, to acquire a total of up to 4,322,530 ordinary shares of Biofrontera AG against payment of EUR 6.60 per share in cash.

On 15 April 2019, Maruho published the notification pursuant to German law, as well as its formal offer document for the voluntary public tender offer in the form of a partial offer (cash offer) to the shareholders of Biofrontera AG to acquire a total of up to 4,322,530 ordinary shares of Biofrontera AG.

On 10 April 2019, we were requested by Deutsche Balaton AG pursuant to German law to convene an extraordinary shareholders’ meeting to discuss Maruho’s voluntary public tender offer. We will hold extraordinary shareholders’ meeting on 15 May 2019.

No further events subject to mandatory reporting occurred after the balance sheet date.